================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): April 9, 2001
                                                         -------------

                         LEXINGTON B & L FINANCIAL CORP.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Missouri                     0-28120              43-1739555
         --------                   ------------           ----------
(State or other Jurisdiction of      (Commission           (IRS Employer
 Incorporation or Organization       File Number)          Identification No.)

                205 South 13th Street, Lexington, Missouri 64067
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (660) 259-2247
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                  919 Frankin Avenue, Lexington, Missouri 64067
                  ---------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)







================================================================================

ITEM 5. OTHER EVENTS

      On April 9, 2001, the Corporation announced that it had completed the merger of its two banking subsidiaries, B&L Bank and Lafayette County Bank, and its relocation to its new headquarters building. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

      99.1  Press Release dated April 9, 2001

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LEXINGTON B & L FINANCIAL CORP.




Dated: April 9, 2001              By: /s/ Erwin Oetting, Jr.
                                      ----------------------------------------
                                      Erwin Oetting, Jr.
                                      President and Chief Executive Officer